Filed Pursuant to Rule 497(a)
File No. 333-275154
Filed Pursuant to Section 24(b)
File No. 811-23913
Rule 482 ad

Audience: FM/DP users, US only

Subject: Democratized Prime Pool Launch: Earn up to 7.5% APR
Preheader: We just launched a Crypto-Backed Loan lending pool.

Body:

Hi {there},

We’ve added a new collateral type to Democratized Prime! Introducing the Crypto-Backed Loan (CBL) Pool where you can receive up to 7.5%.

What is Democratized Prime?

Democratized Prime is a capital marketplace that connects lenders with borrowers, enabling income generation through short-term lending against a pool of real-world assets, typically reserved for institutional investors.

How to participate:

●	Choose a lending pool: Find a lending pool collateralized with an asset that matches your risk and interest profile.
●	Make an offer: Place a lending offer at a competitive yield and enter the minimum rate you’re willing to accept. The actual rate you receive for the period may be higher, since all lenders are matched in a dutch auction at a single market-clearing rate based on borrower demand.
●	Offer matching: Each hour, borrowing requests are matched with lending offers. The most competitive offers are filled first, and less competitive offers are used as needed to satisfy demand. All matched lenders receive the same clearing rate for that period.
●	Earn yield: You will accrue interest every hour for offers that are successfully allocated to borrowers.

Learn More

CBL Pool Highlights:

●	Lend at up to 7.5% APR at launch.
●	The pool currently has ~$11M of borrowing demand, collateralized with Crypto-Backed Loans originated on the Provenance blockchain.
●	Borrowers pay interest; when your offer is allocated, you earn the period APR.
●	CBLs are backed by crypto collateral, with underwriting and liquidation rules encoded and monitored to protect lenders.
●	Crypto collateral (BTC, ETH, SOL) from CBLs trade 24/7 with deep liquidity and transparent pricing, enabling real-time risk management and faster collateral monetization.
●	Borrowers draw YLDS to fund and grow operating activities, without selling their crypto-backed loan interests.

How to find Democratized Prime within Figure Markets:

●	Download the Figure Markets app.
●	Acquire YLDS. Purchase directly in the mobile app or through the YLDS section of the Figure Markets website.
●	Open Democratized Prime and select the CBL<>YLDS Pool.
●	Set your lending rate. Once your offer to lend is accepted, let your cash work for you.

CTA: [Start Lending Today]

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The rate referenced is not guaranteed and subject to change as new offers are placed. Democratized Prime uses a Dutch auction method for its borrowers/lenders. There is an inherent risk due to interest rate volatility in a Dutch auction interest rates in the auction may rise rapidly. At the time of acceptance, your loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance.

Investing in cryptocurrencies involves significant risks. Cryptocurrency trading is not available in NY. Please click here for risk disclosures on investing and trading in cryptocurrencies.

Participation in Democratized Prime Crypto-Backed Loan pool is exclusively conducted using YLDS. YLDS must be purchased prior to participating in the lending pool. No other tokens or currencies (including USD or USDC) can be used for lending in this pool.

Investment products: Not FDIC Insured, No Bank Guarantee, May Lose Value.

YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. As a subsidiary of Figure Markets Holdings, Inc., FCC is (absent exclusion or exemption) required to comply with certain limits on its activity, including investment and/or trading limitations on its portfolio and other limitations under applicable banking and securities laws. FCC is not a bank, and the securities it offers are not deposits or obligations of, or backed or guaranteed or endorsed by, any bank or financial institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The Certificates are not an insurance company product, an equity investment, or an investment in a money market mutual fund. FCC’s qualified assets on deposit may exceed the deposit amounts required by applicable regulations. If there are losses on FCC’s assets, FCC may not have sufficient resources to meet its obligations, including making interest and/or principal payments on your certificates. Most of FCC’s assets are debt securities and are subject to risks including credit risk, interest rate risk and prepayment and extension risk. You could lose money by investing in the Stablecoin. Although the Stablecoins seeks to preserve the value of your investment at $0.01 per share, it cannot guarantee it will do so. You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Download a free prospectus, which contains this and other important information about our certificates Figure Certificate Company Prospectus available here. More information about YLDS and FCC can be found here.

Figure Payments Corporation offers self-directed investors and traders cryptocurrency services. It is neither licensed with the SEC or the CFTC nor is it a Member of NFA. Figure Payments Corporation’s NMLS ID number is 2033432, and is located at 100 West Liberty Street, Suite 600, Reno, NV., 89501. You can verify Figure Payments licensing status at the NMLS Consumer Access website. Click here for Figure Crypto’s state license and regulatory disclosures.

Figure.com | Licenses | ©2025 Figure Lending LLC dba Figure | 650 S. Tryon Street, 8th Floor, Charlotte, NC 28202 | 888-702-6626. NMLS ID 1717824 | For licensing information, go to www.nmlsconsumeraccess.org

[Equal housing opportunity logo] Equal Housing Opportunity

Crypto loans are offered to U.S. borrowers by Figure Lending LLC. This product is not available to U.S. residents of DC, ID, IL, KY, MD, MS, SD, TX, VT, or VA.

Crypto loans are offered through Figure Markets Credit LLC to residents of the state of New York and to international customers except in the following jurisdictions: Crimea (Ukraine), Donetsk (Ukraine), Luhansk (Ukraine), Afghanistan, Albania, Belarus, Central African Republic ,Congo (the Democratic Republic), Cuba, Ethiopia, Haiti, Iran (Islamic Republic of), Iraq, Lebanon, Libya, Mali, Myanmar (Burma), Nicaragua, Nigeria, North Korea (Democratic People’s Republic of), Pakistan, Palestine (State of), Russia, Somalia, South Sudan, Sudan, Syria, Ukraine, Venezuela, Yemen, or Zimbabwe.

Figure’s Crypto-Backed Loan amount starts at a minimum of $5,000, which varies subject to state-specific legal limitations. If you are a resident of the following states, the minimum loan amount is as specified: OH - $5,001, MA - $6,001; CA - $10,000; AZ - $10,001; NH and NM - $10,001; AK, KS, WI - $25,001; CT, NJ, PA - $50,001; OK - $60,001; UT - $61,001, IA and ME - $69,501; WY - $75,001; MN - $100,001; HI - $250,001.

Digital currency is not legal tender, is not backed by the government, and BIA accounts are not subject to FDIC or SIPC protections.

California Loans made or arranged pursuant to a California Finance Lenders Law License - 60DBO81967

Figure Certificate Company, Figure Payments Corporation, Figure Markets Credit LLC, Figure Markets, Inc., and Figure Lending LLC are each wholly owned subsidiaries of Figure Technology Solutions, Inc. NOTE FOR INVESTORS: When applying for, accounts, subscriptions, products and services, it is important that you know which company you will be dealing with.

FIGURE | Markets

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This communication may contain privileged and/or confidential information. It is intended solely for the use of the addressee. If you are not the intended recipient, you are strictly prohibited from disclosing, copying, distributing or using any of this information. If you received this communication in error, please contact the sender immediately and destroy the material in its entirety, whether electronic or hard copy. Confidential, proprietary or time-sensitive communications should not be transmitted via the internet, as there can be no assurance of actual or timely delivery, receipt and/or confidentiality. This is not an offer, or solicitation of any offer to buy or sell any security, investment or other product. The firm reserves the right to monitor and retain all incoming and outgoing communications as permitted by applicable law. Securities are offered through Figure Securities, Inc., a registered broker-dealer. Figure Securities, Inc. is a Member of FINRA/SIPC.